UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 12, 2013

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Extended Stay America, Inc. (the “Company”) and ESH Hospitality, Inc. (“ESH REIT” and, together with the Company, the “Registrants”) of common stock of the Company, par value $0.01 per share, and Class B common stock of ESH REIT, which are attached and trade together (the “Shares”), described in the Registration Statement on Form S-1 (File No. 333-190052), as amended (the “Registration Statement”), on November 18, 2013, the following agreements were entered into:

(1)	Stockholders’ Agreement, dated as of November 18, 2013, by and among the Company, ESH REIT, and the affiliates of the Sponsors signatories thereto (the “Stockholders’ Agreement”), substantially in the form previously filed as Exhibit 4.2 to the Registration Statement;

(2)	Registration Rights Agreement, dated as of November 18, 2013, among the Company, ESH REIT and the affiliates of Centerbridge Partners, L.P., Paulson & Co. Inc. and the Blackstone Group, L.P. (together with their affiliates, the “Sponsors”) listed therein (the “Registration Rights Agreement”), substantially in the form previously filed as Exhibit 4.3 to the Registration Statement;

(3)	Credit Agreement, dated as of November 18, 2013, among the Company, as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Brach, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent (the “Company revolving credit facility”), substantially in the form previously filed as Exhibit 10.29 to the Registration Statement; and

(4)	Credit Agreement, dated as of November 18, 2013, among ESH REIT, as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Brach, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent (the “ESH REIT revolving credit facility”), substantially in the form previously filed as Exhibit 10.30 to the Registration Statement.

The Stockholders’ Agreement, the Registration Rights Agreement, the Company revolving credit facility and the ESH REIT revolving credit facility are filed herewith as exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of the Sponsors are controlling stockholders of the Company and an affiliate of the Blackstone Group L.P. acted as an underwriter in connection with the offering. Affiliates of the Sponsors have various relationships with the Company. For further information concerning the other material relationships between the Registrants, the Sponsors and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Registrants’ prospectus, dated November 12, 2013, filed pursuant to Rule 424(b) of the Securities Act of 1933.

In addition, prior to the effectiveness of the Registration Statement, the Registrants entered into the following agreements or, in the case of items number (5) and (6) below, adopted the following compensatory plans, described in the Registration Statement:

(1)	Pairing Agreement, dated as of November 12, 2013, by and between the Company and ESH REIT (the “Pairing Agreement”), substantially in the form previously filed as Exhibit 4.4 to the Registration Statement;

(2)	Management Agreement, between ESA P Portfolio Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013 (the “ESA P Management Agreement”), substantially in the form previously filed as Exhibit 10.1.3 to the Registration Statement;

(3)	Management Agreement, between ESA 2007 Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013 (the “ESA 2007 Management Agreement”), substantially in the form previously filed as Exhibit 10.2.1 to the Registration Statement;

(4)	Management Agreement, between ESA Canada Operating Lessee ULC, ESA Management, LLC and HVM Canada Hotel Management ULC, dated as of November 11, 2013 (the “ESA Canada Management Agreement”), substantially in the form previously filed as Exhibit 10.3.2 to the Registration Statement;

(5)	Extended Stay America, Inc. 2013 Long-Term Incentive Plan, dated November 12, 2013 (the “Company LTIP”), substantially in the form previously filed as Exhibit 10.21 to the Registration Statement;

(6)	ESH Hospitality, Inc. 2013 Long-Term Incentive Plan, dated November 12, 2013 (the “ESH REIT LTIP”), substantially in the form previously filed as Exhibit 10.22 to the Registration Statement;

(7)	Fifth Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA P Portfolio L.L.C., ESA P Portfolio MD Trust and ESH/TN Properties L.L.C., individually and collectively as landlord, and ESA P Portfolio Operating Lessee LLC, as tenant (the “ESA P Operating Lease”), substantially in the form previously filed as Exhibit 10.23.5 to the Registration Statement;

(8)	Second Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA Canada Administrator L.L.C., as landlord, ESA Canada Properties Trust, as beneficial owner, and ESA Canada Operating Lessee ULC, as tenant (the “Canadian Operating Lease”), substantially in the form previously filed as Exhibit 10.24.2 to the Registration Statement;

(9)	First Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA UD Properties L.L.C., as landlord, and ESA 2007 Operating Lessee Inc., as tenant (the “UD Operating Lease”), substantially in the form previously filed as Exhibit 10.25.1 to the Registration Statement;

(10)	Indemnification Agreements between the Company and ESH REIT, respectively, and their directors and executive officers, effective as of November 12, 2013, substantially in the forms previously filed as Exhibits 10.27 and 10.28, respectively, to the Registration Statement; and

(11)	Restricted Paired Share Agreement among ESH Hospitality Holdings, LLC, the Company and ESH REIT, dated November 12, 2013 (the “Restricted Paired Share Agreement”), substantially in the form previously filed as Exhibit 10.31 to the Registration Statement.

The Pairing Agreement, the ESA P Management Agreement, the ESA 2007 Management Agreement, the ESA Canada Management Agreement, the Company LTIP, the ESH REIT LTIP, the ESA P Operating Lease, the Canadian Operating Lease, the UD Operating Lease and the Restricted Paired Share Agreement are filed herewith as exhibits 4.3, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, respectively. The terms of these agreements are substantially the same as set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 18, 2013, the Credit Agreement, dated as of November 30, 2012, as amended, among Extended Stay LLC, a subsidiary of ESH REIT, as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, Citibank, N.A., Bank of America, N.A. and Goldman Sachs Bank USA, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, was terminated in accordance with its terms upon the consummation of the Offering. No penalties were incurred by the Registrants as a result of the termination of the Revolving Credit Facility.

On November 11, 2013, (1) the Management Agreement, dated October 8, 2010, as amended, between ESA P Portfolio Operating Lessee Inc. and HVM L.L.C., (2) the Management Agreement, dated October 8, 2010, between ESA 2007 Operating Lessee Inc. and HVM L.L.C. and (3) the Management Agreement, dated October 8, 2010, as amended, between ESA Canada Operating Lessee Inc., HVM L.L.C. and HVM Canada Hotel Management ULC were terminated as part of the pre-Offering restructuring transactions. These Management Agreements were replaced by the ESA P Management Agreement, the ESA 2007 Management Agreement and the ESA Canada Management Agreement, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure required by this item is included in Item 5.03 below and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Prior to the effectiveness of the Registration Statement, the following became effective:

(1)	Amended and Restated Certificate of Incorporation of the Company, dated November 6, 2013 (the “Company Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement;

(2)	Amended and Restated Bylaws of the Company, dated November 6, 2013 (the “Company Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement;

(3)	Amended and Restated Certificate of Incorporation of ESH REIT, dated November 6, 2013 (the “ESH REIT Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.3 to the Registration Statement; and

(4)	Bylaws of ESH REIT, dated November 5, 2013 (the “ESH REIT Bylaws”), substantially in the form previously filed as Exhibit 3.4 to the Registration Statement.

The Company Certificate of Incorporation, the Company Bylaws, the ESH REIT Certificate of Incorporation, the ESH REIT Bylaws are filed herewith as exhibits 3.1, 3.2, 3.3 and 3.4, respectively. The terms of the certificates of incorporation and bylaws are substantially the same as set forth in the forms of such documents filed as exhibits to the Registration Statement and as described therein

Item 8.01	Other Events.

On November 18, 2013, the Registrants completed their initial public offering of Shares by issuing 32,487,500 Shares, which included 4,237,500 Shares issued in connection with the underwriters’ exercise in full of their option to purchase additional shares, for cash consideration of $20.00 per Share. The Offering raised proceeds to the Registrants of $610.8 million, after deducting underwriting discounts and commissions. Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan, Citigroup, BofA Merrill Lynch, Barclays, Morgan Stanley and Macquarie Capital acted as joint book-running managers for the Offering. Blackstone Capital Markets, Baird, Houlihan Lokey and Stifel acted as co-managers for the Offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certification of Incorporation of Extended Stay America, Inc.

3.2	Amended and Restated Bylaws of Extended Stay America, Inc.

3.3	Amended and Restated Certificate of Incorporation of ESH Hospitality, Inc.

3.4	Bylaws of ESH Hospitality, Inc.

4.1	Stockholders’ Agreement, by and among Extended Stay America, Inc., ESH Hospitality, Inc. and the equity holders named therein, dated as of November 18, 2013.

4.2	Registration Rights Agreement, among Extended Stay America, Inc., ESH Hospitality, Inc. and the other parties listed therein, dated November 18, 2013.

4.3	Pairing Agreement, dated as of November 12, 2013, by and between Extended Stay America, Inc. and ESH Hospitality, Inc.

10.1	Credit Agreement, among Extended Stay America, Inc., as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, dated as of November 18, 2013.

10.2	Credit Agreement, among ESH Hospitality, Inc., as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, dated as of November 18, 2013.

10.3	Management Agreement, between ESA P Portfolio Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013.

10.4	Management Agreement, between ESA 2007 Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013.

10.5	Management Agreement, between ESA Canada Operating Lessee ULC, ESA Management, LLC and HVM Canada Hotel Management ULC, dated as of November 11, 2013.

10.6	Extended Stay America, Inc. 2013 Long-Term Incentive Plan.

10.7	ESH Hospitality, Inc. 2013 Long-Term Incentive Plan.

10.8	Fifth Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA P Portfolio L.L.C., ESA P Portfolio MD Trust and ESH/TN Properties L.L.C., individually and collectively as landlord, and ESA P Portfolio Operating Lessee LLC, as tenant.

10.9	Second Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA Canada Administrator L.L.C., as landlord, ESA Canada Properties Trust, as beneficial owner, and ESA Canada Operating Lessee ULC, as tenant.

10.10	First Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA UD Properties L.L.C., as landlord, and ESA 2007 Operating Lessee Inc., as tenant.

10.11	Restricted Paired Share Agreement, by and among ESH Hospitality Holdings, LLC, Extended Stay America, Inc. and ESH Hospitality, Inc., entered into as of November 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 18, 2013	By:	/s/ Ross W. McCanless
		Name:	Ross W. McCanless
		Title:	Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: November 18, 2013	By:	/s/ Ross W. McCanless
		Name:	Ross W. McCanless
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certification of Incorporation of Extended Stay America, Inc.

3.2	Amended and Restated Bylaws of Extended Stay America, Inc.

3.3	Amended and Restated Certificate of Incorporation of ESH Hospitality, Inc.

3.4	Bylaws of ESH Hospitality, Inc.

4.1	Stockholders’ Agreement, by and among Extended Stay America, Inc., ESH Hospitality, Inc. and the equity holders named therein, dated as of November 18, 2013.

4.2	Registration Rights Agreement, among Extended Stay America, Inc., ESH Hospitality, Inc. and the other parties listed therein, dated November 18, 2013.

4.3	Pairing Agreement, dated as of November 12, 2013, by and between Extended Stay America, Inc. and ESH Hospitality, Inc.

10.1	Credit Agreement, among Extended Stay America, Inc., as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, dated as of November 18, 2013.

10.2	Credit Agreement, among ESH Hospitality, Inc., as borrower, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, Goldman Sachs Lending Partners LLC, Citibank, N.A., Bank of America, N.A., Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and Macquarie Capital (USA) Inc., as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent, dated as of November 18, 2013.

10.3	Management Agreement, between ESA P Portfolio Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013.

10.4	Management Agreement, between ESA 2007 Operating Lessee LLC and ESA Management, LLC, dated as of November 11, 2013.

10.5	Management Agreement, between ESA Canada Operating Lessee ULC, ESA Management, LLC and HVM Canada Hotel Management ULC, dated as of November 11, 2013.

10.6	Extended Stay America, Inc. 2013 Long-Term Incentive Plan.

10.7	ESH Hospitality, Inc. 2013 Long-Term Incentive Plan.

10.8	Fifth Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA P Portfolio L.L.C., ESA P Portfolio MD Trust and ESH/TN Properties L.L.C., individually and collectively as landlord, and ESA P Portfolio Operating Lessee LLC, as tenant.

10.9	Second Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA Canada Administrator L.L.C., as landlord, ESA Canada Properties Trust, as beneficial owner, and ESA Canada Operating Lessee ULC, as tenant.

10.10	First Amendment to Lease Agreement, dated as of November 11, 2013, by and between ESA UD Properties L.L.C., as landlord, and ESA 2007 Operating Lessee Inc., as tenant.

10.11	Restricted Paired Share Agreement, by and among ESH Hospitality Holdings, LLC, Extended Stay America, Inc. and ESH Hospitality, Inc., entered into as of November 12, 2013.